UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2014

United Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glastonbury Blvd, Suite 200, Glastonbury CT	06033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On Tuesday, July 29, 2014, United Financial Bancorp, Inc. (the “Company”) made available its presentation slides for the Keefe, Bruyette & Woods Community Bank Investor Conference. The Company will conduct meetings at the investor conference in which it will present its computer generated slide presentation material, which includes among other things, a review of financial results and trends through the period ended June 30, 2014. Copies of these materials are attached as Exhibit 99.1 and Exhibit 99.2 to this filing.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Number	Description

Exhibit 99.1	Investor One-on-One Presentation Dated July 29, 2014

Exhibit 99.2	Investor Slide Show Presentation Dated July 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2014	UNITED FINANCIAL BANCORP, INC.
Registrant

	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President/Chief Financial Officer

Exhibit Index

Number	Description

Exhibit 99.1	Investor One-on-One Presentation Dated July 29, 2014

Exhibit 99.2	Investor Slide Show Presentation Dated July 30, 2014